SCUDDER
                                                                     INVESTMENTS

Scudder Floating Rate Fund
Classes A, B and C

Supplement to the currently
effective Prospectus
--------------------------------------------------------------------------------

On September 26, 2002, the Board of Trustees of the Fund approved the liquidation and termination of the Fund effective on or about December 31, 2002. The Fund's next quarterly repurchase offer will be held in November as scheduled. Net assets remaining after the November repurchase offer will be distributed pro rata to shareholders in connection with the liquidation of the Fund, and a letter detailing these events will be provided to shareholders early in October.

In conjunction with approving the liquidation and termination of the Fund, the Board of the Fund further approved closing the Fund to new investments effective September 26, 2002.

Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that offer the Fund as an investment option may continue to make additional purchases in existing accounts through the Closing Date.


October 1, 2002